UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21969

                             The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                              Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund Annual Report — December 31, 2012
Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) total return of The GDL Fund was 4.4%, compared with a total return of 0.09% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 7.7%. At December 31, 2012, the Fund’s NAV per share was $13.26, while the price of the publicly traded shares closed at $11.42 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Sincerely yours,

Bruce N. Alpert
President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	4.44%	2.92%	2.06%	2.31%
Investment Total Return (c)	7.67	2.21	3.26	0.05
3 Month U.S. Treasury Bill Index	0.09	0.09	0.36	0.97

(a)    Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)    Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)     Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2012:

The GDL Fund

Long Positions
U.S. Government Obligations	57.6%
Food and Beverage	9.3%
Energy and Utilities	7.2%
Health Care	4.6%
Machinery	3.7%
Telecommunications	2.8%
Diversified Industrial	2.8%
Media	1.8%
Cable and Satellite	1.7%
Consumer Products and Services	1.1%
Financial Services	1.1%
Transportation	1.0%
Computer Hardware	1.0%
Metals and Mining	0.8%
Electronics	0.8%
Automotive: Parts and Accessories	0.7%
Computer Software and Services	0.6%
Business Services	0.3%
Aerospace and Defense	0.3%

Wireless Telecommunications Services	0.3%
Building and Construction	0.2%
Retail	0.1%
Hotels and Gaming	0.1%
Specialty Chemicals	0.1%
Equipment and Supplies	0.0%
Semiconductors	0.0%
Real Estate Investment Trusts	0.0%
Educational Services	0.0%
Publishing	0.0%

100.0%

Short Positions
Energy and Utilities	(1.2)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 41.2%
	Aerospace and Defense — 0.2%
40,000	Exelis Inc.	$534,194	$450,800
6,000	Kratos Defense & Security Solutions Inc.†	58,908	30,180
76,000	The Allied Defense Group Inc.†(a)	534,467	239,400

		1,127,569	720,380

	Automotive: Parts and Accessories — 0.7%
16,000	Cascade Corp.	1,039,022	1,028,800
190,000	The Pep Boys - Manny, Moe & Jack	2,365,060	1,867,700

		3,404,082	2,896,500

	Building and Construction — 0.2%
23,000	Fortune Brands Home & Security Inc.†	282,741	672,060

	Business Services — 0.3%
4,000	Acxiom Corp.†	44,044	69,840
20,000	Aegis Group plc	74,457	76,285
2,000	Arbitron Inc.	93,831	93,360
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	148,746	646,809
10,000	GrainCorp Ltd., Cl. A	128,707	128,249
40,000	Intermec Inc.†	394,536	394,400

		884,321	1,408,943

	Cable and Satellite — 1.7%
10,000	AMC Networks Inc., Cl. A†	382,864	495,000
220,000	British Sky Broadcasting Group plc	2,444,097	2,741,110
5,000	Cablevision Systems Corp., Cl. A	56,350	74,700
2,880	Jupiter Telecommunications Co. Ltd.	3,880,723	3,586,911

		6,764,034	6,897,721

	Computer Software and Services — 0.6%
1,900	Eloqua Inc.†	44,517	44,821
1,000	LBi International NV†	3,702	3,762
3,000	Mentor Graphics Corp.†	19,025	51,060
1,800	Peer 1 Network Enterprises Inc.†	6,959	6,931
60,000	Pervasive Software Inc.†	522,495	534,600
2,000	Retalix Ltd.†	59,154	59,520
1,664	Riverbed Technology Inc.†	32,223	32,822
86,000	Yahoo! Inc.†	1,497,255	1,711,400

		2,185,330	2,444,916

	Consumer Products and Services — 1.1%
80,000	Avon Products Inc.(b)	1,464,473	1,148,800
27,000	Harman International Industries Inc.	995,556	1,205,280
7,000	Heelys Inc.†	16,205	15,610

Shares		Cost	Market Value
2,000	Prestige Brands Holdings Inc.†	$30,115	$40,060
30,000	The Warnaco Group Inc.†	2,124,306	2,147,100
2,000	Westway Group Inc.†	13,309	13,340

		4,643,964	4,570,190

	Diversified Industrial — 2.8%
19,000	ITT Corp.	425,267	445,740
117,000	Myers Industries Inc.	2,091,757	1,772,550
500	Spartech Corp.†	4,130	4,535
195,000	The Shaw Group Inc.†	8,139,515	9,088,950

		10,660,669	11,311,775

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	46,025	29,280

	Electronics — 0.8%
211,700	Alliance Semiconductor Corp.†	1,035,247	52,925
81,000	Bel Fuse Inc., Cl. A	2,180,321	1,394,010
2,000	Cymer Inc.†	146,871	180,860
480,000	Laird plc	1,516,832	1,612,502

		4,879,271	3,240,297

	Energy and Utilities — 7.2%
35,000	Atlas Energy LP	482,950	1,215,894
12,000	Celtic Exploration Ltd.†	313,425	317,161
270,000	Dragon Oil plc	1,655,626	2,434,250
74,020	Duke Energy Corp.	3,798,268	4,722,476
80,000	Endesa SA	2,099,469	1,781,415
85,000	Energy Transfer Partners LP	4,005,570	3,649,063
19,000	Heritage Oil plc†	97,265	58,520
255,000	McMoRan Exploration Co.†	3,827,691	4,092,750
272,000	Nexen Inc.	7,038,334	7,327,680
10,000	NRG Energy Inc.	229,472	229,900
1,000	Origin Energy Ltd.	15,738	12,067
70,000	Plains Exploration & Production Co.†	3,098,136	3,285,800
2,000	Silverwillow Energy Corp.†	2,261	1,790
600	Walter Energy Inc.	31,590	21,528
100,000	WesternZagros Resources Ltd.†	303,795	109,581

		26,999,590	29,259,875

	Equipment and Supplies — 0.0%
511,000	Gerber Scientific Inc., Escrow†(a)	0	5,110
100	Sauer-Danfoss Inc.	5,252	5,337
1,000	The Middleby Corp.†	23,710	128,210

		28,962	138,657

	Financial Services — 1.1%
221,351	Delphi Financial Group Inc.†(a)	0	138,344
1,000	Duff & Phelps Corp., Cl. A	15,580	15,620
4,342	Epoch Holding Corp.	120,388	121,142
70,000	First Niagara Financial Group Inc.	976,934	555,100
2,000	FirstCity Financial Corp.†	19,596	19,480

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
30,000	Hudson City Bancorp Inc.	$251,447	$243,900
2,000	KBW Inc.	32,430	30,600
5,500	NYSE Euronext	156,256	173,470
130,000	SeaBright Holdings Inc.	1,434,202	1,439,100
56,000	SLM Corp.	783,196	959,280
50,000	The Charles Schwab Corp.	918,221	718,000
1,000	TNS Inc.†	20,875	20,730
1	Validus Holdings Ltd.	17	17

		4,729,142	4,434,783

	Food and Beverage — 9.3%
1,000	Asia Pacific Breweries Ltd.	39,502	43,257
8,000	Beam Inc.	345,713	488,720
170,000	Caribou Coffee Co. Inc.†	2,724,917	2,752,300
210,000	China Huiyuan Juice Group Ltd.†	183,873	76,405
1,000,000	Grupo Modelo SAB de CV, Cl. C	8,925,513	8,970,084
32,000	Hillshire Brands Co.	1,037,450	900,480
1,650,000	Parmalat SpA	5,864,622	3,833,157
10,812	Post Holdings Inc.†	266,320	370,311
211,000	Ralcorp Holdings Inc.†	18,042,637	18,916,150
1,000	Reddy Ice Holdings Inc.†(a)	739	20
130,000	Rieber & Son ASA	1,439,150	1,520,399

		38,870,436	37,871,283

	Health Care — 4.5%
2,000	3SBio Inc., ADR†	27,008	27,280
2,000	Amil Participacoes SA	28,663	30,134
8,500	ArthroCare Corp.†	48,733	294,015
5,000	BioMimetic Therapeutics Inc.†	37,509	36,200
100,000	Coventry Health Care Inc.	4,169,527	4,483,000
18,000	Illumina Inc.†	811,528	1,000,620
44,500	Indevus Pharmaceuticals Inc., Escrow†(a)	0	48,950
1,000	Lexicon Pharmaceuticals Inc.†	1,640	2,220
19,000	Pronova BioPharma ASA	41,975	42,220
104,000	PSS World Medical Inc.†	2,997,274	3,003,520
750,000	Q-Med AB, Escrow†(a)	0	0
34,000	Rhoen Klinikum AG	800,096	687,315
130,000	Smith & Nephew plc	1,443,320	1,434,965
480,000	Sunrise Senior Living Inc.†	6,877,526	6,902,400
1,000	Synageva BioPharma Corp.†	17,875	46,290
1,000	Taro Pharmaceuticals Industries Ltd.†	39,430	48,480
13,000	WuXi PharmaTech Cayman Inc., ADR†	211,948	204,750
20,000	YM Biosciences Inc.†	57,523	57,400
1,000	Young Innovations Inc.	39,697	39,410

		17,651,272	18,389,169

	Hotels and Gaming — 0.1%
500	Ameristar Casinos Inc.	12,907	13,120

Shares		Cost	Market Value
1,000	MGM Resorts International†	$2,620	$11,640
28,000	Orient-Express Hotels Ltd., Cl. A†	310,473	327,320

		326,000	352,080

	Machinery — 3.7%
240,000	Robbins & Myers Inc.	14,313,858	14,268,000
40,000	Xylem Inc.	1,147,839	1,084,000

		15,461,697	15,352,000

	Media — 1.8%
155,000	Astral Media Inc., Cl. A	7,424,068	7,203,830
2,700	Astral Media Inc., Cl. B	142,442	130,562

		7,566,510	7,334,392

	Metals and Mining — 0.8%
28,000	Camino Minerals Corp.†	5,242	2,533
500	Inmet Mining Corp.	37,005	37,202
1,000	Jaguar Mining Inc.†	771	632
14,000	Lonmin plc	93,922	64,634
3,000	Pan American Silver Corp.	61,495	56,218
15,000	Talison Lithium Ltd.†	97,985	110,234
100,000	Titanium Metals Corp.†	1,649,500	1,651,000
16,000	Vulcan Materials Co.	606,137	832,800
30,000	Xstrata plc	416,227	516,090

		2,968,284	3,271,343

	Publishing — 0.0%
136,000	SCMP Group Ltd.	48,079	28,601

	Real Estate Investment Trusts — 0.0%
6,000	American Realty Capital Trust Inc.	73,260	69,300

	Retail — 0.1%
25,002	Teavana Holdings Inc.†	384,317	387,531

	Semiconductors — 0.0%
2,500	LTX-Credence Corp.†	18,894	16,400
20,000	PLX Technology Inc.†	132,387	72,600

		151,281	89,000

	Specialty Chemicals — 0.1%
3,000	Ashland Inc.	27,107	241,230
2,000	SGL Carbon SE	87,784	79,329

		114,891	320,559

	Telecommunications — 2.8%
690,000	Asia Satellite Telecommunications Holdings Ltd.	1,533,382	2,203,307
1,000	Comverse Inc.†	30,000	28,530
10,000	Comverse Technology Inc.†	59,530	38,400
5,000	GeoEye Inc.†	135,184	153,650
10,000	MetroPCS Communications Inc.†	101,971	99,400
190,000	Telenet Group Holding NV	8,623,657	8,940,734

		10,483,724	11,464,021

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Transportation — 1.0%
375,000	TNT Express NV	$4,695,355	$4,172,717

	Wireless Telecommunications Services — 0.3%
400,000	Clearwire Corp., Cl. A†	1,165,920	1,156,000

	TOTAL COMMON STOCKS	166,596,726	168,283,373

	RIGHTS — 0.1%
	Health Care — 0.1%
187,200	Adolor Corp., expire 07/01/19†(a)	0	97,344
201,600	American Medical Alert Corp.†(a)	0	2,016
90,200	Clinical Data Inc., CVR, expire 04/14/18†(a)	0	85,690

	TOTAL RIGHTS	0	185,050

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
38,400	Kinder Morgan Inc., expire 05/25/17†	73,152	145,152

	Metals and Mining — 0.0%
220	Kinross Gold Corp., expire 09/17/14†	1,048	65

	TOTAL WARRANTS	74,200	145,217

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 1.1%
	Aerospace and Defense — 0.1%
$ 500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	$393,858	$616,250

	Computer Hardware — 1.0%
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,925,514	3,970,000

	TOTAL CONVERTIBLE CORPORATE BONDS	4,319,372	4,586,250

	U.S. GOVERNMENT OBLIGATIONS — 57.6%
235,572,000	U.S. Treasury Bills, 0.030% to 0.150%††, 01/31/13 to 06/20/13(c)	235,480,189	235,499,586

TOTAL INVESTMENTS — 100.0%		$406,470,487	408,699,476

Principal Amount			Settlement Date	Unrealized Appreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS
19,707,500	(d)	Deliver Canadian Dollars in exchange for United States Dollars 19,801,657(e)	01/25/13	$895
9,380,000	(f)	Deliver Euros in exchange for United States Dollars 12,383,930(e)	01/25/13	22,058

		TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		22,953

Notional Amount			Termination Date
		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$ 257,386		Gulf Keystone Petroleum Ltd.(g)	06/27/13	1,287

(90,000 Shares)

				Market Value
		SECURITIES SOLD SHORT — (1.2)%
		(Proceeds received $5,134,353)		(4,722,476)

Other Assets and Liabilities (Net)				18,954,595

PREFERRED STOCK
(2,879,758 preferred shares outstanding)				(143,987,900)

NET ASSETS — COMMON STOCK
(21,046,179 common shares outstanding)				$278,967,935

NET ASSET VALUE PER COMMON SHARE
($278,967,935 ÷ 21,046,179 shares outstanding)				$13.26

Shares			Proceeds	Market Value
		SECURITIES SOLD SHORT — (1.2)%
		Energy and Utilities — (1.2)%
74,020		Duke Energy Corp	$5,134,353	$4,722,476

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2012

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $616,874 or 0.15% of total investments.

(b)

Securities, or a portion thereof, with a value of $531,320, is reserved and/or pledged for collateral with the custodian for equity contract for difference swap agreements, securities sold short, and forward foreign exchange contracts.

(c)	At December 31, 2012, $38,250,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements, securities sold short, and forward foreign exchange contracts.
(d)	Principal amount denoted in Canadian Dollars.
(e)	At December 31, 2012, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(f)	Principal amount denoted in Euros.
(g)	At December 31, 2012, the Fund had entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Total Investments	Market Value

Long Positions

North America	88.8%	$362,843,456

Europe	6.7	27,673,154

Latin America	2.3	9,327,556

Japan	0.9	3,586,911

Asia/Pacific	0.7	2,834,149

Africa/Middle East	0.6	2,434,250

Total Investments	100.0%	$408,699,476

Short Positions

North America	(1.2)%	$(4,722,476)

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $406,470,487)	$408,699,476
Cash	9,200,369
Deposit at brokers	265,620
Receivable for investments sold	16,255,558
Unrealized appreciation on forward foreign exchange contracts	22,953
Dividends and interest receivable	10,124
Unrealized appreciation on swap contracts	1,287
Deferred offering expense	512,976
Prepaid expenses	11,193

Total Assets	434,979,556

Liabilities:
Securities sold short, at value (proceeds $5,134,353)	4,722,476
Distributions payable	71,994
Payable for investments purchased	2,244,737
Payable for investment advisory fees	4,822,879
Payable for payroll expenses	51,850
Payable for accounting fees	3,750
Series B Cumulative Preferred Shares, callable and mandatory redemption 03/26/18 (See Notes 2 and 5)	143,987,900
Other accrued expenses	106,035

Total Liabilities	156,011,621

Net Assets Attributable to Common Shareholders	$278,967,935

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$277,367,235
Accumulated net investment loss	(225,142)
Accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions	(742,396)
Net unrealized appreciation on investments	2,228,989
Net unrealized appreciation on securities sold short	411,877
Net unrealized appreciation on swap contracts	1,287
Net unrealized depreciation on foreign currency translations	(73,915)

Net Assets	$278,967,935

Net Asset Value per Common Share:
($278,967,935 ÷ 21,046,179 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$13.26

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $134,028)	$3,500,405
Interest	348,767

Total Investment Income	3,849,172

Expenses:
Investment advisory fees	6,810,680
Interest expense on preferred shares	5,691,728
Dividend expense on securities sold short	239,850
Trustees’ fees	151,784
Payroll expenses	146,570
Shareholder communications expenses	145,184
Offering expense for issuance of preferred shares	98,845
Custodian fees	54,296
Accounting fees	45,000
Legal and audit fees	22,418
Shareholder services fees	21,007
Miscellaneous expenses	89,055

Total Expenses	13,516,417

Net Investment Loss	(9,667,245)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	14,607,556
Net realized loss on securities sold short	(2,812,654)
Net realized loss on swap contracts	(528,672)
Net realized gain on foreign currency transactions	678,000

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	11,944,230

Net change in unrealized appreciation/ depreciation: on investments	9,977,037
on securities sold short	520,181
on swap contracts	(28,045)
on foreign currency translations	(196,133)

Net change in unrealized appreciation/ depreciation on investments, securities sold short, swap contracts, and foreign currency translations	10,273,040

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	22,217,270

Net Increase in Net Assets Resulting from Operations	12,550,025

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$12,550,025

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment loss	$(9,667,245)	$(11,638,214)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	11,944,230	19,987,767
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	10,273,040	(4,390,165)

Net Increase in Net Assets Resulting from Operations	12,550,025	3,959,388

Distributions to Common Shareholders:
Net investment Income	(1,729,689)	(330,374)
Net realized short-term gain	—	(8,220,176)
Net realized long-term gain	—	(47,463)
Return of capital	(25,215,055)	(18,441,946)

Total Distributions to Common Shareholders	(26,944,744)	(27,039,959)

Fund Share Transactions:
Net decrease from repurchase of common shares	(404,488)	(1,133,250)

Net Decrease in Net Assets from Fund Share Transactions	(404,488)	(1,133,250)

Net Decrease in Net Assets Attributable to Common Shareholders	(14,799,207)	(24,213,821)

Net Assets Attributable to Common Shareholders:
Beginning of period	293,767,142	317,980,963

End of period (including undistributed net investment income of $0 and $0, respectively)	$278,967,935	$293,767,142

See accompanying notes to financial statements.

The GDL Fund

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2012

Net increase in net assets resulting from operations	$12,550,025

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of investment securities	(956,842,817)
Proceeds from sales of investment securities	1,074,517,068
Net increase in proceeds from short sales of investment securities	4,319,646
Net purchases of short-term investment securities	(70,126,166)
Net realized gain on investments	(14,311,823)
Net realized loss on securities sold short	2,812,654
Net change in unrealized appreciation/depreciation on investments and swap contracts	(9,948,992)
Net amortization of premium/(discount)	(344,322)
Decrease in unrealized depreciation on forward foreign exchange contracts	99,254
Net change in unrealized appreciation/depreciation on securities sold short	(520,181)
Increase in receivable for investments sold	(13,193,845)
Increase in payable for investments purchased	1,748,363
Decrease in deposit at broker	648,979
Decrease in dividends and interest receivable	204,602
Decrease in deferred offering expense	93,074
Increase in prepaid expense	(11,193)
Increase in payable for investment advisory fees	3,321,317
Increase in payable for payroll expenses	14,921
Decrease in other accrued expenses	(37,373)
Decrease in distributions payable	(67,994)

Net cash provided by operating activities	34,925,197

Distributions paid to Common Shareholders	(26,944,744)
Decrease from repurchase of common shares	(404,488)

Net cash used in financing activities	(27,349,232)

Net increase in cash	7,575,965

Cash (including foreign currency):
Beginning of period	1,624,404

End of period	$9,200,369

Supplemental disclosure of cash flow information:
Interest expense on preferred shares	$5,691,522

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010		2009		2008
Operating Performance:
Net asset value, beginning of period	$13.94	$15.02	$15.84		$16.20		$18.50

Net investment income/(loss)	(0.46)	(0.55)	(0.56)		(0.54)		0.18
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	1.06	0.74	1.02		1.46		(0.89)

Total from investment operations	0.60	0.19	0.46		0.92		(0.71)

Distributions to Common Shareholders:
Net investment income	(0.08)	(0.02)	—		—		(0.18)
Net realized gain	—	(0.39)	(0.03)		—		(0.43)
Return of capital	(1.20)	(0.87)	(1.25)		(1.28)		(0.99)

Total distributions to common shareholders	(1.28)	(1.28)	(1.28)		(1.28)		(1.60)

Common Share Transactions:
Increase in net asset value from common share transactions	—	—	—		—		0.01
Increase/(decrease) in net asset value from repurchase of common shares	0.00 (a)	0.01	(0.00	)(a)	(0.00	)(a)	—
Recapture of gain on sale of Fund shares by an affiliate	—	—	0.00	(a)	—		—

Total fund share transactions	0.00 (a)	0.01	0.00	(a)	0.00	(a)	0.01

Net Asset Value, End of Period	$13.26	$13.94	$15.02		$15.84		$16.20

NAV total return †	4.44%	1.26%	3.07%		5.90%		(4.06)%

Market value, end of period	$11.42	$11.80	$13.37		$14.41		$13.14

Investment total return ††	7.67%	(2.51)%	1.72%		20.03%		(8.39)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$422,956	$437,755	$413,993		$431,498		—
Net assets attributable to common shares, end of period (in 000’s)	$278,968	$293,767	$317,981		$335,486		$343,657
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs(b)(c)	(3.33)%	(3.71)%	(3.60)%		(3.35)%		1.02%
Ratio of operating expenses including interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares(b)(c)	4.66%	4.89%	4.39%		4.67%		0.67%
Ratio of operating expenses excluding the effect of dividends on securities sold short to average net assets attributable to common shares	4.58%	4.87%	4.39%		4.67%		0.67%
Ratio of operating expenses excluding interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares	2.58%*	1.56%*	1.89	%*	2.53%		0.65%
Portfolio turnover rate	335%	336%	365%		371%		334%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2012	2011	2010	2009	2008
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (d)
Liquidation value, end of period (in 000’s)	—	—	$96,012	$96,012	—
Total shares outstanding (in 000’s)	—	—	1,920	1,920	—
Liquidation preference per share.	—	—	$ 50.00	$ 50.00	—
Average market value(e)	—	—	$ 53.05	$ 53.40	—
Asset coverage per share	—	—	$215.59	$224.71	—
Asset coverage	—	—	431%	449%	—
Series B Cumulative Preferred Shares (f)
Liquidation value, end of period (in 000’s)	$143,988	$143,988	—	—	—
Total shares outstanding (in 000’s)	2,880	2,880	—	—	—
Liquidation preference per share.	$ 50.00	$ 50.00	—	—	—
Average market value(e)	$ 50.63	$ 52.46	—	—	—
Asset coverage per share	$ 146.87	$ 152.01	—	—	—
Asset coverage	294%	304%	—	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
*	The ratio includes amortization of offering costs on preferred shares.
(a)	Amount represents less than $0.005 per share.
(b)

The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares and offering costs include amounts relating to the 8.50% Series A Preferred Shares from its issuance in 2009 to its repayment in 2011 and to the Series B Preferred Shares from its issuance in 2011 through December 31, 2012 (see Footnotes 2 and 5).

(c)

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”) . Including such Custodian Fee Credits, the expense ratios for the year ended December 31, 2008 would have been 0.66%. For the years ended December 31, 2012, 2011 and 2010, there were no Custodian Fee Credits, and for the year ended December 31, 2009, the effect of Custodian Fee Credits was minimal.

(d)	Series A Cumulative Preferred Shares were first issued on February 6, 2009 and were redeemed on May 31, 2011.
(e)	Based on weekly prices.
(f)	Series B Cumulative Preferred Shares were first issued on April 15, 2011.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements

1. Organization. The GDL Fund is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

The GDL Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$ 480,980	—	$239,400	$ 720,380
Equipment and Supplies	133,547	—	5,110	138,657
Financial Services	4,296,439	—	138,344	4,434,783
Food and Beverage	37,871,263	—	20	37,871,283
Health Care	18,340,219	—	48,950	18,389,169
Other Industries (a)	106,729,101	—	—	106,729,101
Total Common Stocks	167,851,549	—	431,824	168,283,373
Rights(a)	—	—	185,050	185,050
Warrants(a)	145,217	—	—	145,217
Convertible Corporate Bonds	—	$ 4,586,250	—	4,586,250
U.S. Government Obligations	—	235,499,586	—	235,499,586
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$167,996,766	$240,085,836	$616,874	$408,699,476
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Common Stocks Sold Short(a)	$ (4,722,476)	$ —	$ —	$ (4,722,476)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$ (4,722,476)	$ —	$ —	$ (4,722,476)

The GDL Fund

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	$ —	$ 1,287	$ —	$ 1,287
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	22,953	—	22,953
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ —	$24,240	$ —	$24,240

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

The GDL Fund

Notes to Financial Statements (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The GDL Fund

Notes to Financial Statements (Continued)

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at December 31, 2012 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation
$257,386 (90,000 Shares)	Market Value Appreciation on: Gulf Keystone Petroleum Ltd.	One Month LIBOR plus 90 bps plus Market Value Depreciation on: Gulf Keystone Petroleum Ltd.	6/27/13	$1,287

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2012 had an average monthly notional amount of approximately $5,744,278.

    Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2012, the Fund held no investments in futures contracts.

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2012 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the year ended December 31, 2012 had an average monthly notional amount of approximately $39,332,262.

The GDL Fund

Notes to Financial Statements (Continued)

Fair Values of Derivative Instruments as of December 31, 2012:

The following table presents the value of derivatives held as of December 31, 2012 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Assets:
Forward Currency Exchange Contracts	Assets, Unrealized appreciation on forward foreign exchange contracts	$22,953
Equity Contract for difference swaps	Assets, Unrealized appreciation on swap contracts	1,287

Total		$24,240

Effect of Derivative Instruments on the Statement of Operations during the year ended December 31, 2012:

The following table presents the effect of derivatives on the Statement of Operations during the year ended December 31, 2012 by primary risk exposure:

Derivative Contracts	Realized gain/(loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Equity Contract for difference swaps	$(528,672)	$(28,045)
Forward Currency Exchange Contracts	688,306	(99,254)

Net	$159,634	$(127,299)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

The GDL Fund

Notes to Financial Statements (Continued)

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at December 31, 2012 are reflected within the Schedule of Investments.

Series B Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense” on preferred shares within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The GDL Fund

Notes to Financial Statements (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series B Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to tax treatment of currency gains and losses, disallowed expenses, swap reclass, reclass of short-term gain, and recharacterization of dividends. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease accumulated net investment loss by $11,403,489 and decrease accumulated net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions by $11,341,817, with an offsetting adjustment to paid-in capital.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. Distributions during the year

The GDL Fund

Notes to Financial Statements (Continued)

may be made in excess of required distributions. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long-term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate , and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate. Any paid-in capital that is a component of a distribution and is not sourced from net investment income or realized gains of the Fund should not be considered as yield or total return on an investment from the Fund, respectively.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$1,729,689	$5,691,728	$8,550,550	$10,396,774
Long-term capital gain	—	—	47,463	—
Return of capital	25,215,055	—	18,441,946	—

Total distributions paid	$26,944,744	$5,691,728	$27,039,959	$10,396,774

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, swap contracts, and foreign currency translations	$2,058,555
Other temporary differences*	(457,855)

Total	$1,600,700

*	Other temporary differences are primarily due to adjustments on qualified late year loss deferral, mark-to-market adjustments on foreign currency, and preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the differences between book basis and tax basis appreciation/depreciation were primarily due to deferral of wash sales for tax purposes, and basis adjustments on partnerships.

The GDL Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2012:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$406,980,170	$11,032,203	$(9,312,897)	$1,719,306
Securities sold short	(5,134,353)	411,877	—	411,877

		$11,444,080	$(9,312,897)	$2,131,183

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the year ended December 31, 2012, the Fund accrued a $4,643,189 performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $269,471 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2012, the Fund paid or accrued $146,570 in payroll expenses in the Statement of Operations.

The GDL Fund

Notes to Financial Statements (Continued)

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $917,371,511 and $1,023,498,953, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share.

Transactions in shares of beneficial interest for the years ended December 31, 2012 and December 31, 2011 were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Shares repurchased	32,510	$404,488	89,021	$1,133,250

The Fund filed a shelf registration statement with the SEC, which became effective August 6, 2008. Under this shelf registration statement, on February 10, 2009, the Fund issued 1,920,242 Series A 8.50% Cumulative Callable Preferred Shares (liquidation preference, $50 per share) (“Series A Preferred Shares”), $0.001 par value, and received $95,532,039 (after solicitation fees of $480,061 paid to Gabelli & Company, Inc. as dealer manager). On May 31, 2011, the Fund called all 1,697,246 outstanding Series A Preferred Shares at the redemption price of $50 plus accumulated and unpaid dividends to the redemption date of $0.7674 per share.

Also under this shelf registration statement, the Fund completed an additional rights offering whereby three transferable rights were issued for each Series A Preferred Share held as of March 1, 2011. On April 15, 2011, the Fund issued 2,879,758 Series B Cumulative Puttable and Callable Preferred Shares (liquidation preference, $50 per share) (“Series B Preferred Shares”), $0.001 par value, upon the submission of two rights and either $50 or one share of Series A Preferred Shares. The cash proceeds to the Fund from the exercise of the rights totaled $132,550,124 (after deduction of solicitation fees of $287,976 paid to Gabelli & Company, Inc. as dealer manager). In addition, subscribing shareholders surrendered 222,996 Series A Preferred Shares at the $50 liquidation preference value totaling $11,149,800 to acquire Series B Preferred Shares.

The Fund retired all Series A Preferred Shares.

The GDL Fund

Notes to Financial Statements (Continued)

The Series B Preferred Shares paid quarterly distributions in March, June, September, and December of each year at an annual dividend rate of 7.00% for the dividend periods ended on or prior to March 26, 2012. On January 24, 2012 the Board reset the annual divided rate to 3.00% on the Series B Preferred on the four dividend periods after March 26, 2012. The annual dividend rate thereafter will be reset by the Board and publicly announced in notices at least sixty days prior to (a) March 26, 2013 for the eight dividend periods ending March 26, 2015, and (b) March 26, 2015 for all remaining dividend periods prior to the mandatory redemption date of March 26, 2018. The Series B Preferred Shares may be put back to the Fund during a period after the announcement of a new rate, and may be redeemed by the Fund at any time three years after the issuance date of the Series B Preferred Shares. Each reset date will take into account interest rates for debt securities with similar timeframes to put or maturity and annual dividend rates may be lower than 7.00%, but not less than 3.00% annually. At December 31, 2012, there were 2,879,758 Series B Preferred Shares outstanding and accrued dividends amounted to $71,994.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The GDL Fund

Notes to Financial Statements (Continued)

8. Subsequent Events. The Board has determined to reset the annual dividend rate to 3.00% for the Series B Preferred effective for the eight dividend periods after March 26, 2013. The annual dividend rate of 3.00% remains consistent with the current annual rate. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The GDL Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The GDL Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GDL Fund (the “Fund”), as of December 31, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets attributable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2013

The GDL Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GDL Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED TRUSTEES[3] :

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 70	Since 2006***	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Edward T. Tokar Trustee Age: 65	Since 2006*	2	Senior Managing Director of Beacon Trust Company (trust services) since 2004; Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004); Director of Teton Advisors, Inc. (financial services) (2008-2010)	Director of CH Energy Group (energy services); Trustee of Levco Series Trust Mutual Funds through 2005; Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors Fund (BPI) LLC through December 2007

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Director Age: 77	Since 2006*	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 74	Since 2006**	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1996-1998)	Director of First Republic Bank (banking) through Hanuary 2008

Clarence A. Davis Trustee Age: 71	Since 2006**	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000- 2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director or Pennichuck Corp. (water supply)

Mario d’Urso Trustee Age: 72	Since 2006***	5	Chairman of Mittel Capital Markets S.p.A. (2001- 2008); Senator in the Italian Parliament (1996- 2001)	—

Arthur V. Ferrara Trustee Age: 82	Since 2006**	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—

Michael J. Melarkey Trustee Age: 63	Since 2006***	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan, & McKenzie	Director of Southwest Gas Corporation (natural gas utility)

Salvatore J. Zizza Trustee Age: 67	Since 2006*	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

The GDL Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President and Acting Chief Compliance Officer Age: 61	Since 2006 Since November 2011

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 54	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin Vice President Age: 46	Since 2006	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996

Laurissa M. Martire Vice President and Ombudsman Age: 36	Since 2010	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

David I. Schachter Vice President and Ombudsman Age: 59	Since 2006	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli & Company Inc. since 1999

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	- Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	- Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	- Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with the Investment Adviser and with Gabelli & Company, Inc., which was a principal underwriter for the Fund’s common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an “interested person” of the Fund as a result of a family member’s affiliation with the Adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GDL FUND

INCOME TAX INFORMATION (Unaudited)

December 31, 2012

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
	03/23/12	03/16/12	$0.32000	$0.02210	—	$0.29790	$12.32830
	06/22/12	06/15/12	0.32000	0.02210	—	0.29790	11.80980
	09/21/12	09/14/12	0.32000	0.02210	—	0.29790	11.89110
	12/20/12	12/14/12	0.32000	0.02210	—	0.29790	11.37420
			$1.28000	$0.08840	—	$1.19160

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2012 tax returns. Ordinary distributions include net investment income and realize net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common shareholders ordinary income dividends of $0.08840 per share in 2012. For the year ended December 31, 2012, 15.80% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 26.96% of the ordinary income distribution was qualified dividend income, and 100% of ordinary income distribution was qualified short-term capital gain. The percentage of U.S. Government securities held as of December 31, 2012 was 57.62%.

Historical Distribution Summary

	Investment Income (c)	Short-Term Capital Gains (c)	Long-Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis
Common Shares
2012	–	$0.08840	–	$1.19160	$1.28000	$1.19160
2011	$0.00667	0.39930	$0.00102	0.87302	1.28000	0.87302
2010	–	0.02364	–	1.25636	1.28000	1.25636
2009	–	–	–	1.28000	1.28000	1.28000
2008	0.25080	0.42760	–	0.92160	1.60000	0.92160
2007	0.29820	0.90180	–	–	1.20000	–
8.500% Series A Cumulative Preferred Shares
2011	$0.03000	$1.79990	–	–	$1.82990	–
2010	–	4.25000	–	–	4.25000	–
2009	–	0.51628	–	$3.20247	3.71875	$3.20247
7.000% Series B Cumulative Preferred Shares
2011	$0.03992	$2.39135	$0.00900	–	$2.44028	–

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The GDL Fund

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2012, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

1. Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the portfolio manager, and the scope of services provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager in the merger arbitrage area.

2. Investment Performance of the Fund and Adviser. The Independent Board Members reviewed the information regarding the investment performance of the Fund over one, three, and five year periods in comparison with a group of specialized closed-end funds and a group of open-end funds employing nonconventional portfolio strategies. The Independent Board Members noted that the Fund’s performance in comparison with the closed-end fund peer group was poor. However, they also noted that the closed-end fund peer group comparison was of limited usefulness as the peer group did not contain any other funds engaged primarily in arbitrage transaction activities. The Independent Board Members noted that the Fund’s performance in comparison with the open-end fund peer group, which did contain some arbitrage funds, over the same periods was average.

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members reviewed the Fund’s expense ratios and found them to be above average within the closed-end peer group. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser and also noted that the fulcrum fee was designed so that the Adviser would likely experience higher than average profitability if the Fund substantially outperformed the T-Bill Index and that the performance to date has resulted in fee rates that have varied from the lowest fee under the formula to the highest.

4. Extent of Economies of Scale as Company Grows. The Independent Board Members noted that meaningful economies of scale could not occur in the absence of secondary offerings.

5. Whether Fee Levels Reflect Economies of Scale. The Independent Board Members noted that the investment management fee for the Fund did not take into account any potential economies of scale that might develop.

Conclusions The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and satisfactory performance. The Independent Board Members determined that the reference index chosen for the fulcrum fee structure was appropriate inasmuch as arbitrage performance is often measured against risk free returns, that the rate of profit sharing built into the formula was fair, that the maximum fee was not unreasonable (particularly in light of the requirement of earning the higher returns necessary for higher fee levels net of the higher fees), and that the one year measuring period was sufficient and consistent with the short-term nature of the Fund’s investment program. The Independent

The GDL Fund

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited) (Continued)

Board Members also concluded that the fee was structured in a favorable manner to investors in relation to the performance of the Fund and in relation to other arbitrage funds of which they were aware. The Board concluded that the profitability of the Fund to the Adviser was reasonable in view of the performance necessary to achieve any particular level of profitability and potential economies of scale and potential additional profit to the Adviser and its affiliates from portfolio execution services were not a significant factor in their thinking. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend approval of the Advisory Agreement to the full Board.

THE GDL FUND

One Corporate Center,

Rye, NY 10580-1422

Investment Objective:

The GDL Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns are defined as positive total returns, regardless of the direction of securities markets. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations.

Stock Exchange Listing

	Common	Series B Preferred
NYSE–Symbol:	GDL	GDL PrB
Shares Outstanding:	21,046,179	2,879,758

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center,

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

  GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director

& Chief Investment Officer,

Financial Security

Assurance Holdings Ltd.

Clarence A. Davis

Former Chief Executive

Officer, Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman & Chief

Executive Officer, Guardian

Life Insurance Company of

America

Michael J. Melarkey

Partner,

Avansino, Melarkey,

Knobel, Mulligan &

McKenzie

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President &

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Laurissa M. Martire

Vice President &

Ombudsman

David I. Schachter

Vice President &

Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center Rye,

New York 10580-1422

CUSTODIAN

The Bank of New York

Mellon

COUNSEL

Skadden, Arps, Slate,

Meagher & Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer

and Trust Company

GDL Q4/2012

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,600 for 2011 and $21,300 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2011 and $3,300 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax return.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $49,500 for 2011 and $29,100 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Clarence Davis and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations
- Legal Department

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- Proxy Department
- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.    Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.    In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.    Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5.    VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.    Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.    If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.    In the case of a proxy contest, records are maintained for each opposing entity.

9.    Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.
•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment
•	Amount of stock already authorized but not yet issued under existing stock option plans

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SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The GDL Fund, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2012. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	18.8B	7	4.1B
	Other Pooled Investment Vehicles:	15	542.5M	13	534.6M
	Other Accounts:	1,869	14.7B	19	1.6B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.    As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS.    Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.    At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION.    A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owns over $1,000,000 of shares of the Fund as of December 31, 2012.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/12 through 07/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,046,179 Preferred Series B – 2,879,758
Month #2 08/01/12 through 08/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,046,179 Preferred Series B – 2,879,758
Month #3 09/01/12 through 09/30/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common –21,046,179 Preferred Series B – 2,879,758
Month #4 10/01/12 through 10/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,046,179 Preferred Series B – 2,879,758
Month #5 11/01/12 through 11/30/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,046,179 Preferred Series B – 2,879,758
Month #6 12/01/12 through 12/31/12	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 21,046,179 Preferred Series B – 2,879,758
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/11/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/11/2013

* Print	the name and title of each signing officer under his or her signature.